DRAFT PF8 SERIES 1 CLASS [A/B/C] SCHEDULE

                                                                  EXHIBIT 10.2.3

                                                         SERIES 1 CLASS [A/B/C]

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                            dated as of [*] June 2005

between

(1)      UBS Limited ("PARTY A");

(2)      PERMANENT FINANCING (NO. 8) PLC ("PARTY B"); and

(3) THE BANK OF NEW YORK (the "SECURITY TRUSTEE", which expression will include its successors and assigns and which has agreed to become a party to this Agreement solely for the purpose of taking the benefit of Parts 5(b) and 5(l) of this Schedule and assuming the obligations under the final paragraph of Part 5(f) of this Schedule).

Part 1.  TERMINATION PROVISIONS

(a)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

         and in relation to Party B for the purpose of:-

         Section 5(a)(v), none

         Section 5(a)(vi), none

         Section 5(a)(vii), none

         Section 5(b)(iv), none

(b) "SPECIFIED TRANSACTION" will have the meaning specified in Section 14 of this Agreement.

(c) The "CROSS DEFAULT" provisions of Section 5(a)(vi), will not apply to Party A and will not apply to Party B.

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(d)      The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of this Agreement:-

         (i)    Market Quotation will apply.

         (ii)   The Second Method will apply.

(g)      "TERMINATION CURRENCY" means Sterling.

(h) "ADDITIONAL TERMINATION EVENT" will apply. In addition to the Additional Termination Events set forth in Parts 5(f)(iv) and 5(f)(viii) of this Schedule, the following will each constitute an Additional Termination Event:

         (i) The Additional Tax Representation (as defined in Part 2(b) of this Schedule), proves to have been incorrect or misleading in any material respect with respect to one or more Transactions (each an "AFFECTED TRANSACTION" for the purpose of this Additional Termination Event) when made or repeated or deemed to have been made or repeated. For the purpose of the foregoing Termination Event, the Affected Party will be Party A only.

         (ii) A redemption or purchase of the Series 1 Class [A/B/C] Eighth Issuer Notes occurs pursuant to Condition 5(F) (redemption or purchase following a regulatory event) of the terms and conditions thereof. For the purpose of the foregoing Termination Event: (A) for the purpose of Section 6(b)(iv), both parties will be Affected Parties; and (B) for the purpose of Section 6(e), the Affected Party will be Party B only.

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Part 2.  TAX REPRESENTATIONS

(a) PAYER REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the Agreement, Party A makes the following representation (the "ADDITIONAL TAX REPRESENTATION"):

         (i) it is a party to each Transaction solely for the purposes of a trade (or part of a trade) carried on by it in the United Kingdom through a branch or agency or permanent establishment; or

        (ii) it is resident for tax purposes in the United Kingdom or in a jurisdiction with which the United Kingdom has a double tax treaty which makes provision, whether for relief or otherwise, in relation to interest.

         For the purpose of Section 3(f) of the Agreement, Party B does not make any representation.

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Part 3.  AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and 4(a)(ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are: none

(b)      Other documents to be delivered are:

         PARTY REQUIRED                                          COVERED BY
         TO DELIVER       FORM/DOCUMENT/        DATE BY WHICH    SECTION 3(D)
         DOCUMENT         CERTIFICATE           TO BE DELIVERED  REPRESENTATION

         Party A and      Appropriate evidence  On signing of    Yes
         Party B          of its signatory's    this Agreement
                          authority

         Party B          Certified copy of     On signing of    Yes
                          board resolution      this Agreement
                          and constitutional
                          documents

         Party A          Legal opinion in      On signing of    No
                          form and substance    this Agreement
                          satisfactory to
                          Party B

         Party B          Legal opinions from   On signing of    No
                          Allen & Overy LLP     this Agreement

         Party A          Credit Support        On signing of    Yes
                          Document in respect   this Agreement
                          of Party A specified
                          in Part 4(f) of this
                          Schedule

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Part 4.  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES.

         Notwithstanding the terms of Section 12(a) of this Agreement, notices and other communications under Section 5 or 6 of this Agreement may be given by facsimile transmission to the relevant facsimile number specified below.

         Address for notices or communications to Party A:

         Address:        UBS Limited, 100 Liverpool Street, London EC2M 2RH

         Attention:      Credit Risk Management - Documentation Unit/Legal

         Facsimile No.:  Facsimile no:  44 20 7567 4406 / +44 20 7568 9247

         Telephone no:   +44 20 7567 8000

         For confirmations, reset notices, payment notices etc:

         For notices regarding operation, payment and confirmation matters only, notices should be sent to the address of the relevant branch set out in the relevant Confirmation (as may be amended from time to time).

         For all other matters:

         Attention:      Credit Risk Management - Documentation Unit/Legal
         Facsimile no:   +44 20 7567 4406 / +44 20 7568 9247
         Telephone no:   +44 20 7567 8000.

         Address for notices or communications to Party B:

         Address:        Blackwell House
                         Guildhall Yard
                         London
                         EC2V 5AE

         Attention:      The Secretary

         Facsimile No.:  020 7566 0975

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         With a copy to: (i) HBOS Treasury Services plc

         Address:        33 Old Broad Street
                         London
                         EC2N 1HZ

         Attention:      Head of Capital Markets and Securitisation

         Facsimile No.:  020 7574 8784

                         (ii) the Security Trustee:

         Address:        The Bank of New York
                         One Canada Square
                         London
                         E14 5AL

         Attention:      Global Structured Finance - Corporate Trust

         Facsimile No.:  020 7964 6061/6399

(b)      PROCESS AGENT. For the purpose of Section13(c) of this Agreement:

         Party A appoints as its Process Agent:      None.

         Party B appoints as its Process Agent:      None.

(c)      OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)      MULTIBRANCH PARTY. For the purpose of Section10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      CALCULATION AGENT. The Calculation Agent is Party A.

(f)      CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:

         In respect of Party A:   The Guarantee of UBS AG dated 23 January 2003
         and the Credit Support Annex dated the date hereof between Party A and Party B.

         In respect of Party B:     None.

(g) CREDIT SUPPORT PROVIDER. Credit Support Provider means in relation to Party A, UBS AG.

         Credit Support Provider means in relation to Party B, none.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with English law.

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(i)      NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this
         Agreement will apply to Transactions entered into under this Agreement unless otherwise specified in a Confirmation.

(j) "AFFILIATE" will have the meaning specified in Section14 of this Agreement.

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Part 5.  OTHER PROVISIONS

(a)      NO SET-OFF

         (i) All payments under this Agreement will be made without set-off or counterclaim, except as expressly provided for in Section 6.

         (ii) Section 6(e) will be amended by the deletion of the following sentence:

                "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(b)      SECURITY INTEREST

Notwithstanding Section7, Party A hereby agrees and consents to the assignment by way of security by Party B of its interests under this Agreement (without prejudice to, and after giving effect to, any contractual netting provision contained in this Agreement) to the Security Trustee (or any successor thereto) pursuant to and in accordance with the Eighth Issuer Deed of Charge and acknowledges notice of such assignment, provided that Party A shall not be obliged to pay any greater amounts and shall not receive less as a result of such transfer or assignment than would have been the case if such transfer or assignment had not taken place and shall not incur any costs, expenses or liabilities in respect of any such transfer or assignment. Each of the parties hereby confirms and agrees that the Security Trustee will not be liable for any of the obligations of Party B hereunder.

Any payments made on behalf of Party B by the Security Trustee in accordance with this Agreement will be deemed to be payments made by Party B, and payments made by Party A to the Security Trustee will satisfy the related Party A payment obligations to Party B.

(c)      DISAPPLICATION OF CERTAIN EVENTS OF DEFAULT

Section 5(a)(ii), Section 5(a)(iii), Section 5(a)(iv), Section 5(a)(v), Section 5(a)(vii)(2), (6), (7) and (9) and Section 5(a)(viii) will not apply in respect of Party B.

Section 5(a)(vii)(8) will not apply in respect of Party B to the extent that it applies to Section 5(a)(vii)(2), (6), (7) and (9).

(d)      DISAPPLICATION OF CERTAIN TERMINATION EVENTS

The "Tax Event Upon Merger" provision of Section 5(b)(iii) will not apply to Party A or to Party B.

The "Tax Event" provision of Section 5(b)(ii) will not apply to Party B and will apply to Party A, provided that:

         (i) the application and interpretation of Section 5(b)(ii) shall be restricted to a Change in Tax Law, as defined below; and

         (ii) Party A will only be entitled to designate an Early Termination Date in respect of a Transaction on the basis of a Tax Event affecting that Transaction if it obtains the prior consent of the Security Trustee. Such consent shall be given where Party
                A has provided the Security Trustee with (1) a certificate signed by two authorised signatories

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                of Party A stating that a Change in Tax Law has occurred and identifying such Change in Tax Law, and (2) an opinion in form and substance satisfactory to the Security Trustee of independent legal advisers of recognised standing to the effect that Party A has been or will be required to pay a Gross-Up Amount (or, as the case may be, a Liability Amount) under
                Section 2(d) as a result of such Change in Tax Law.

         For these purposes "Change in Tax Law" means any enactment, promulgation, execution or ratification of, or any change in or amendment to, any law that occurs on or after the date on which the relevant Transaction is entered into.

(e)      ADDITIONAL EVENT OF DEFAULT

The following will constitute an additional Event of Default with respect to Party B:

"NOTE ACCELERATION NOTICE. A Note Acceleration Notice is served on Party B in relation to the Series 1 Class [A/B/C] Eighth Issuer Notes."

(f)      RATINGS EVENT

         (i) If the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["A-1+"] by Standard & Poor's Rating Services, a division of The McGraw- Hill Companies, Inc. ("S&P") and, as a result of such cessation, the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes is downgraded or placed under review for possible downgrade by S&P (an " INITIAL S&P RATING EVENT"), then Party A will at its own cost either:

                (A) within 10 days of an Initital S&P Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

                within 30 days of the occurrence of such Initial S&P Rating
                Event:

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by S&P at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by S&P to, the level it would have been at immediately prior to such Initial S&P Rating Event);

                (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes to, the level it would have been at immediately prior to such Initial S&P Rating Event); or

                (D) take such other action as Party A may agree with S&P as will result in the rating of the Series 1 Class
                        [A/B/C] Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial S&P Rating Event.

                If any of paragraphs (i)(B), (i)(C) or (i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph

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                (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (ii) If the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["A-3"] by S&P and, as a result of such downgrade, the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes may in the reasonable opinion of S&P be downgraded or placed under review for possible downgrade (such event, a "SUBSEQUENT S&P RATING EVENT"), then Party A will, within 10 days of the occurrence of such Subsequent S&P Rating Event, at its own cost either:

                (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such transfer would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by S&P at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by S&P to, the level it would have been at immediately prior to such Subsequent S&P Rating Event);

                (B) take such other action as Party A may agree with S&P as will result in the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Subsequent S&P Rating Event; or

                (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if S&P confirms that such guarantee would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes to, the level it would have been at immediately prior to such Subsequent S&P Rating Event), and, if, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to a mark-to-market collateral arrangement put in place pursuant to paragraph
                (i)(A) above following an Initial S&P Rating Event, it will continue to post collateral notwithstanding the occurrence of a Subsequent S&P Rating Event until such time as any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above have been satisfied.

                If any of paragraphs (ii)(A), (ii)(B) or (ii)(C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (i)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (iii)  If:

                (A) the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["A1"] (or its equivalent) by Moody's; or

                (B) the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["Prime-1"] (or its equivalent) by Moody's,

                (such cessation being an "INITIAL MOODY'S RATING EVENT"), then Party A will at its own cost either:

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                (1)     within 10 days of an Initial Moody's Rating Event
                        provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

                within 30 days of the occurrence of such Initial Moody's Rating
                Event:

                (2) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                (3) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co- obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

                (4) take such other action as Party A may agree with Moody's.

                If any of paragraphs (iii)(2), (iii)(3) or (iii)(4) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iii)(1) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (iv)   If:

                (A) the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated as high as ["A3"] (or its equivalent) by Moody's; or



                (B) the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated as high as ["Prime-2"] (or its equivalent) by Moody's,

                (such cessation being a "SUBSEQUENT MOODY'S RATING EVENT"), then Party A will:

                (1) on a reasonable efforts basis, as soon as reasonably practicable after the occurrence of such Subsequent Moody's Rating Event, at its own cost, either:

                        (aa) transfer all of its rights and obligations with respect to this Agreement to either (x) a replacement third party with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) a replacement third party as Party A may agree with Moody's;

                        (bb) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement, which co-obligor or guarantor may be either (x) a person with the Required Ratings (as defined below) domiciled in the same legal jurisdiction as Party A or Party B, or (y) such other person as Party A may agree with Moody's; or

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                        (cc)    take such other action as Party A may agree
                                with Moody's; and

                (2) provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex.

                If any of paragraphs (iv)(1)(aa), (bb) or (cc) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (iv)(2) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

                For the purposes of paragraphs (iii) and (iv) of this Part 5(f), "REQUIRED RATINGS" means, in respect of the relevant entity, its short-term, unsecured and unsubordinated debt obligations are rated at least as high as ["Prime-1"] and its long-term, unsecured and unsubordinated debt obligations are rated at least as high as ["A1"], or such other ratings as may be agreed with Moody's from time to time.

                In relation to paragraphs (iii)(4) and (iv)(2) above, Party A will, upon receipt of reasonable notice from Moody's demonstrate to Moody's the calculation by Party A of the mark-to-market value of the outstanding Transactions. In relation to paragraph (iv)(2) above, Party A will, at its own cost, on receipt of reasonable notice from Moody's (which, for the avoidance of doubt, will be no less than 30 days) arrange a third party valuation of the mark-to-market value of the outstanding Transactions.

         (v) If either the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["A+"] (or its equivalent) by Fitch Ratings Ltd ("FITCH") or the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["F1"] (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (an "INITIAL FITCH RATING EVENT") then Party A will, at its own cost, either:

                (A) within 10 days of an Initial Fitch Rating Event provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

                on a reasonable efforts basis within 30 days of the occurrence of such Initial Fitch Rating Event:

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Initial Fitch Rating Event);

                (C) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes to, the level it would have been at immediately prior to such Initial Fitch Rating Event); or

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                (D)     take such other action as Party A may agree with Fitch
                        as will result in the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Initial Fitch Rating Event.

                If any of paragraphs (v)(B), (v)(C) or (v)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to paragraph (v)(A) above will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (vi) If either the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["BBB+"] (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["F2"] (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "FIRST SUBSEQUENT FITCH RATING EVENT") then Party A will either:

                (A) within 10 days of a First Subsequent Fitch Rating Event provide collateral in the form of cash or securities in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex; or

                (B) on a reasonable efforts basis within 30 days of the occurrence of such First Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (1) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event);

                (2) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event); or

                (3) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such First Subsequent Fitch Rating Event.

                If any of paragraphs (vi)(B)(1), (2) or (3) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to a mark-to-market collateral agreement put in place in accordance with paragraph (v)(A) above or

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                paragraph (vi)(A) will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (vii) If either the long-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["BBB"] (or its equivalent) by Fitch or the short-term, unsecured and unsubordinated debt obligations of the Credit Support Provider of Party A cease to be rated at least as high as ["F3"] (or its equivalent) by Fitch and, as a result of such cessation, the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes is downgraded or placed under review for possible downgrade by Fitch (a "SECOND SUBSEQUENT FITCH RATING EVENT") then Party A will, on a reasonable efforts basis within 30 days of the occurrence of such Second Subsequent Fitch Rating Event, at its own cost, attempt either to:

                (A) transfer all of its rights and obligations with respect to this Agreement to a replacement third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such transfer would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes by Fitch to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event);

                (B) obtain a guarantee of its rights and obligations with respect to this Agreement from a third party satisfactory to the Security Trustee (whose consent will be given if Fitch confirms that such guarantee would maintain the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes at, or restore the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event); or

                (C) take such other action as Party A may agree with Fitch as will result in the rating of the Series 1 Class [A/B/C] Eighth Issuer Notes following the taking of such action being maintained at, or restored to, the level it would have been at immediately prior to such Second Subsequent Fitch Rating Event.

                Pending compliance with any of paragraphs (vii)(A), (B) or (C) above, Party A will provide collateral in the form of cash or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex (provided that the mark-to-market calculations and the correct and timely posting of collateral thereunder are verified by an independent third party (with the costs of such independent verification being borne by Party A)). If any of paragraphs (vii)(A), (B) or (C) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A under such a mark-to-market collateral agreement will be transferred to Party A and Party A will not be required to transfer any additional collateral.

         (viii) (A)     If Party A does not take any of the measures described
                        in paragraph (i) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (B) If, at the time a Subsequent S&P Rating Event occurs, Party A has provided collateral pursuant to paragraph
                        (i)(A) above and fails to continue to post collateral pending compliance with any of paragraphs (ii)(A),
                        (ii)(B) or (ii)(C) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the later of the tenth day following such Subsequent S&P Rating Event and the thirtieth day following the Initial S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions. Further, it will constitute an Additional Termination Event with respect to Party A if, even if it is posting collateral as required by paragraph (ii) above and notwithstanding
                        Section 5(a)(ii), Party A does not take any of the measures described in paragraphs (ii)(A), (ii)(B) or
                        (ii)(C) above. Such Additional Termination Event will be deemed to have occurred on the tenth day following the Subsequent S&P Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (C) If Party A does not take any of the measures described in paragraph (iii)(1), (2), (3) or (4) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A and will be deemed to have occurred on the thirtieth day following the occurrence of such Initial Moody's Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (D) If Party A does not take the measures described in paragraph (iv)(2) above, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the thirtieth day following such Subsequent Moody's Rating Event (or, if Party A has provided collateral in accordance with the requirements of paragraph (iii)(4) above, such Event of Default will be deemed to have occurred on the tenth day following such Subsequent Moody's Rating Event) with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the requirements of paragraph (iv)(2) above, and notwithstanding Section 5(a)(ii), Party A has failed, having applied reasonable efforts, to either transfer as described in paragraph
                        (iv)(1)(aa), find a co-obligor or guarantor as described in paragraph (iv)(1)(bb) or take such other action as described in paragraph (iv)(1)(cc). Such Additional Termination Event will be deemed to have occurred on the thirtieth day after receiving notice of failure to use reasonable efforts with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (E) If Party A does not take the measures described in paragraph (v) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the Initial Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (F) If Party A does not take the measures described in paragraph (vi) above, such failure will not be or give rise to an Event of Default but will constitute an Additional Termination Event with respect to Party A which will be deemed to have occurred on the thirtieth day following the First Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (G) If Party A does not, pending compliance with any of paragraphs (vii)(A), (B) or (C), continue to comply with the terms of the Credit Support Annex, such failure will give rise to an Event of Default with respect to Party A and will be deemed to have occurred on the tenth day following such Second Subsequent Fitch Rating Event with Party A as the Defaulting Party. Further, it will constitute an Additional Termination Event with respect to Party A if, even after satisfying the above requirements, Party A has failed, within 30 days following such Second Subsequent Fitch Rating Event, to either transfer as described in paragraph
                        (vii)(A), find a guarantor as described in paragraph
                        (vii)(B) or take such other action as described in paragraph (vii)(C). Such Additional Termination Event will be deemed to have occurred on the thirtieth day following such Second Subsequent Fitch Rating Event with Party A as the sole Affected Party and all Transactions as Affected Transactions.

                (H) In the event that Party B were to designate an Early Termination Date and there would be a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this Part 5(f) if Party B has found a replacement counterparty willing to enter into a new transaction on terms that reflect as closely as reasonably possible, as determined by Party B in its sole and absolute discretion, the economic, legal and credit terms of the Terminated Transactions with Party A, and Party B has acquired the Security Trustee's prior written consent.

Each of Party B and the Security Trustee will use their reasonable endeavours to co-operate with Party A in entering into such documents as may reasonably be requested by Party A in connection with the provision of such collateral.

(g)      TRANSFER POLICY

Section 7 of this Agreement will not apply to Party A, who will be required to comply with, and will be bound by, the following:

Without prejudice to Section 6(b)(ii) as amended in this Schedule, Party A may transfer all (but not part only) of its interests and obligations in and under this Agreement to any of its Affiliates or, with the prior written consent of Party B, such consent not to be unreasonably withheld, to any other entity (each such Affiliate or entity a "TRANSFEREE") upon providing five Business Days' prior written notice to the Note Trustee, provided that:

         (i) the Transferee's short-term, unsecured and unsubordinated debt obligations are then rated not less than ["A-1+"] by S&P, ["Prime-1"] by Moody's and ["F1"] by Fitch and its long-term, unsecured and unsubordinated debt obligations are then rated not less than ["AA-"] by S&P, ["A1"] by Moody's and ["A+"] by Fitch (or its equivalent by any substitute rating agency) or such Transferee's obligations under this Agreement are guaranteed by an entity whose short-term, unsecured and unsubordinated debt obligations are then rated not less than ["A-1+"] by S&P, ["Prime-1"] by Moody's and ["F1"] by Fitch and whose long-term, unsecured and unsubordinated debt obligations are then rated not less than ["AA-"] by S&P, ["A1"] by Moody's and ["A+"] by Fitch (or its equivalent by any substitute rating agency);

         (ii) the Rating Agencies have confirmed that the transfer will not result in the then current rating of the Series 1 Class [A/B/C] Eighth Issuer Notes being downgraded;

         (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Party A would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such excess;

         (iv) a Termination Event or Event of Default does not occur as a result of such transfer;

         (v) no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Scheduled Payment Date as a result of such transfer; and

         (vi) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

         With respect to paragraph (iii) above, each party agrees to make such Payee Tax Representations and Payer Tax Representations as may reasonably be requested by the other party in order to reasonably satisfy such other party that such withholding or deduction will not occur.

         Following the transfer, all references to Party A (or its Credit Support Provider, as applicable) will be deemed to be references to the Transferee.

         Save as otherwise provided for in this Agreement and notwithstanding
         Section 7, Party A will not be permitted to transfer (by way of security or otherwise) this Agreement nor any interest or obligation in or under this Agreement without the prior written consent of the Security Trustee.

(h)     ADDITIONAL REPRESENTATION

Section3 is amended by the addition at the end thereof of the following additional representations (provided that the representation in Section 3(h) will be made by Party A only):

         "(g)     NO AGENCY. It is entering into this Agreement, including
         each Transaction, as principal and not as agent of any person or entity.

         (h) PARI PASSU. Its obligations under this Agreement rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law."

(i)     RECORDING OF CONVERSATIONS

Each party to this Agreement (i) consents to the recording of the telephone conversations of trading, marketing and operations personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and (iii) agrees that in any Proceedings it will not object to the introduction of such recordings in evidence on the ground that consent was not properly given.

(j)     RELATIONSHIP BETWEEN THE PARTIES

The Agreement is amended by the insertion after Section14 of an additional Section15, reading in its entirety as follows:

"15.     RELATIONSHIP BETWEEN THE PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a) NON RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(b) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

(c) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser for it in respect of that Transaction."

(k)      TAX

The Agreement is amended by deleting Section 2(d) in its entirety and replacing it with the following:

"(d)     Deduction or Withholding for Tax

         (i)    Requirement to Withhold

                All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required (including, for the avoidance of doubt, if such deduction or withholding is required in order for the payer to obtain relief from Tax) by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party ("X") is so required to deduct or withhold, then that party (the "DEDUCTING PARTY"):

                (1) will promptly notify the other party ("Y") of such requirement;

                (2) will pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any Gross Up Amount (as defined below) paid by the Deducting Party to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) will promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if X is Party A, X will promptly pay in addition to the payment to which Party B is otherwise entitled under this Agreement, such additional amount (the "GROSS UP AMOUNT") as is necessary to ensure that the net amount actually received by Party B will equal the full amount which Party B would have received had no such deduction or withholding been required, provided that X will not be required to pay any additional amount to Party B to the extent that it would not be required to be paid but for the failure of Party B to comply with or perform any agreement contained in Section 4(a)(iii).

         (ii)   Liability

                If:

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding for or on account of any Tax; and

                (2)     X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,


                then, except to the extent that Y has satisfied or then satisfies the liability resulting from such Tax, (A) where X is Party B, Party A will promptly pay to Party B the amount of such liability (the "LIABILITY AMOUNT") (including any related liability for interest and together with an amount equal to the Tax payable by Party B on receipt of such amount but including any related liability for penalties only if Party A has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)) and Party B will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties) and (B) where X is Party A and Party A would have been required to pay a Gross Up Amount to Party B, Party A will promptly pay to the relevant government revenue authority the amount of such liability (including any related liability for interest and penalties)

         (iii)  Tax Credit etc.

                Where Party A pays an amount in accordance with Section 2(d)(i)(4) above, Party B undertakes as follows:

                (1) to the extent that Party B obtains any Tax credit, allowance, setoff or repayment from the tax authorities of any jurisdiction relating to any deduction or withholding giving rise to such payment (a "TAX CREDIT"), it will pay to Party A as soon as practical after receipt of the same so much of the cash benefit (as calculated below) relating thereto which it has received as will leave Party B in substantially the same (but in any event no worse) position as Party B would have been in if no such deduction or withholding had been required;

                (2) the "cash benefit" will, in the case of a Tax credit, allowance or setoff, be the additional amount of Tax which would have been payable by Party B in the jurisdiction referred to in clause (1) above but for the obtaining by it of the said

                        Tax credit, allowance or setoff and, in the case of a repayment, will be the amount of the repayment together, in either case, with any related interest, repayment supplement or similar payment obtained by Party B; and

                (3) it will use all reasonable endeavours to obtain any Tax Credit as soon as is reasonably practicable provided that it will be the sole judge of the amount of such Tax Credit and of the date on which the same is received and will not be obliged to disclose to Party A any information relating to its tax affairs or tax computations save that Party B will, upon request by Party A, supply Party A with a reasonably detailed explanation of its calculation of the amount of any such Tax Credit and of the date on which the same is received."

(l)      SECURITY, ENFORCEMENT AND LIMITED RECOURSE

         (i) Party A agrees with Party B and the Security Trustee to be bound by the terms of the Eighth Issuer Deed of Charge and, in particular, confirms that: (A) no sum will be payable by or on behalf of Party B to it except in accordance with the provisions of the Eighth Issuer Deed of Charge; and (B) it will not take any steps for the winding up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of Party B or of any or all of its revenues and assets nor participate in any ex parte proceedings nor seek to enforce any judgment against Party B, subject to the provisions of the Eighth Issuer Deed of Charge.

         (ii) In relation to all sums due and payable by Party B to Party A, Party A agrees that it will have recourse only to Eighth Issuer Available Funds, but always subject to the order of priority of payments set out in the Eighth Issuer Cash Management Agreement and the Eighth Issuer Deed of Charge.

(m)      CONDITION PRECEDENT

Section 2(a)(iii) will be amended by the deletion of the words "a Potential Event of Default" in respect of obligations of Party A only.

(n)      REPRESENTATIONS

Section 3(b) will be amended by the deletion of the words "or Potential Event of Default" in respect of the representation given by Party B only.

(o)     ADDITIONAL DEFINITIONS

Words and expressions defined in the Amended and Restated Master Definitions and Construction Schedule (the "MASTER SCHEDULE") and the Eighth Issuer Master Definitions and Construction Schedule (the "ISSUER SCHEDULE") (together the " MASTER DEFINITIONS SCHEDULE") signed on or about the date of this Agreement will, except so far as the context otherwise requires, have the same meaning in this Agreement. In the event of any inconsistency between the definitions in this Agreement and in the Master Definitions Schedule the definitions in this Agreement will prevail. In the event of any inconsistency between the Master Schedule and the Issuer Schedule, the Issuer Schedule will prevail. The rules of interpretation set out in the Master Definitions Schedule will apply to this Agreement.

(p)      CHANGE OF ACCOUNT

Section 2(b) of this Agreement is hereby amended by the addition of the following at the end thereof:

"; provided that such new account will be in the same legal and tax jurisdiction as the original account and such new account, in the case of Party B, is held with a financial institution with a short-term, unsecured, unsubordinated and unguaranteed debt obligation rating of at least ["Prime-1"] (in the case of Moody's), ["A1+"] (in the case of S&P) and ["F1+"] (in the case of Fitch) (or, if such financial institution is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)."

(q)      MODIFICATIONS TO CLOSE-OUT PROVISIONS

Upon the occurrence of an Event of Default with respect to Party A or an Additional Termination Event which entitles Party B to terminate any Affected Transaction pursuant to Section 6(b) of the Agreement, Party B will be entitled (but not obliged in the event that it does not designate an Early Termination
Date) to proceed in accordance with Section 6 of this Agreement, subject to the following:

         (i) For the purposes of Section 6(d)(i), Party B's obligation with respect to the extent of information to be provided with its calculations is limited to information Party B has already received in writing and provided Party B is able to release this information without breaching the provisions of any law applicable to, or any contractual restriction binding upon, Party B.

         (ii) The following amendments will be deemed to be made to the definition of "Market Quotation":

                (A) the word "firm" will be added before the word "quotations" in the second line; and

                (B) the words ", provided that such documentation would either be the same as this Agreement and the existing confirmations hereto (and the long-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than ["A+"] by S&P and ["A1"] by Moody's and the short-term, unsecured and unsubordinated debt obligations of the Reference Market-maker are rated not less than ["Prime-1"] by Moody's and ["F1"] by Fitch (or, if such Reference Market-maker is not rated by a Rating Agency, at such equivalent rating that is acceptable to such Rating Agency)) or the Rating Agencies have confirmed in writing that such proposed documentation will not adversely impact the ratings of the Notes" will be added after "agree" in the sixteenth line; and

                (C) the last sentence will be deleted and replaced with the following:

                        "If, on the last date set for delivery of quotations, exactly two quotations are provided, the Market Quotation will be the higher of the two quotations. If only one quotation is provided on such date, Party B may, in its discretion, accept such quotation as the Market Quotation and, if Party B does not accept such quotation (or if no quotation has been provided), it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined. If no quotation has been provided, it will be deemed that the

                        Market Quotation in respect of the Terminated Transaction cannot be determined."

         (iii) For the purpose of the definition of "Market Quotation", and without limitation of the general rights of Party B under the
                Agreement:

                (A) Party B will undertake to use its reasonable efforts to obtain at least three firm quotations as soon as reasonably practicable after the Early Termination Date and in any event within the time period specified pursuant to Part 5(q)(iii)(C) below;

                (B) Party A will, for the purposes of Section 6(e), be permitted to obtain on behalf of Party B quotations from Reference Market-makers;

                (C) If no quotations have been obtained within 6 Local Business Days after the occurrence of the Early Termination Date or such longer period as Party B may specify in writing to Party A, then it will be deemed that the Market Quotation in respect of the Terminated Transaction cannot be determined;

                (D) Party B will be deemed to have discharged its obligations under Part 5(q)(iii)(A) above if it promptly requests, in writing, Party A (such request to be made within two Local Business Days after the occurrence of the Early Termination Date) to obtain on behalf of Party B quotations from Reference Market-makers. Party A agrees to act in accordance with such request; and

                (E) Party B will not be obliged to consult with Party A as to the day and time of obtaining any quotations.

(r)      CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

A person who is not a party to this Agreement will not have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any of its terms but this will not affect any right or remedy of a third party which exists or is available apart from that Act.

From:           UBS Limited

To:             Permanent Financing (No. 8) PLC
                Blackwell House
                Guildhall Yard
                London
                EC2V 5AE

Attention:      The Secretary

To:             The Bank of New York
                One Canada Square
                London
                E14 5AL

Attention:      Global Structured Finance - Corporate Trust

                                                                        (* 2005

Dear Sirs,

CONFIRMATION - SERIES 1 CLASS C  DOLLAR TO STERLING CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below. This letter constitutes a "CONFIRMATION" as referred to in the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (Series 1 CLASS C) entered into between us, you and The Bank of New York (the "SECURITY TRUSTEE") dated as of (* 2005, as amended and supplemented from time to time (the "AGREEMENT").

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS") are incorporated into this Confirmation. In the event of any inconsistency between any of the following, the first listed will govern (i) this Confirmation; (ii) the Master Definitions Schedule; and (iii) the Definitions.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

         Party A:                           UBS Limited

         Party B:                           Permanent Financing (No. 8) PLC

         Trade Date:                        *, 2005

         Effective Date:                    *, 2005

         Termination Date:                  The earlier of (i) the Quarterly
                                            Interest Payment Date falling in
                                            * and (ii) the date on which all of
                                            the Series 1 CLASS C Eighth Issuer
                                            Notes are redeemed in full except
                                            (A) pursuant to Condition 5(F)
                                            (redemption or purchase following a
                                            regulatory event) of the terms and
                                            conditions of the Series 1 CLASS C
                                            Eighth Issuer Notes and (B)
                                            following delivery of a Note
                                            Acceleration Notice on Party B
                                            in relation to the Series 1 CLASS C
                                            Eighth Issuer Notes.

         Dollar Currency Exchange Rate:     * USD per GBP

         Business Days:                     London Business Day, New York
                                            Business Day and TARGET Business
                                            Day

         Calculation Period:                Has the meaning given to such term
                                            in the Definitions.

         Calculation Agent:                 Party A



Party A Floating Amounts:

         Party A Currency Amount:           In respect of each Party A
                                            Calculation Period, an amount in
                                            Dollars equal to the principal
                                            amount outstanding of the Series 1
                                            CLASS C Eighth Issuer Notes on the
                                            first day of such Calculation
                                            Period (after taking into account
                                            any redemption on such day).

         Party A Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in * 2005 up to the
                                            Termination Date and the
                                            Termination Date.

         Party A Floating Rate:             In respect of each Party A
                                            Calculation Period, Three-Month
                                            USD-LIBOR determined in respect of
                                            the first day of such Party A
                                            Calculation Period.

         Spread: * per cent. [for Party A Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in * and * per cent.thereafter.]

         Party A Floating Rate Day
         Count Fraction:                    Actual/360

Party B Floating Amounts:

         Party B Currency Amount:           In respect of each Party B
                                            Calculation Period, an amount in
                                            Sterling equivalent to the Party A
                                            Currency Amount for the Party A
                                            Calculation

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

                                            Period commencing on the first day
                                            of such Party B Calculation Period
                                            converted by reference to the
                                            Dollar Currency Exchange Rate.

         Party B Payment Dates:             Each Quarterly Interest Payment
                                            Date from and including the
                                            Quarterly Interest Payment Date
                                            falling in * 2005 up to the
                                            Termination Date and the
                                            Termination Date.

         Party B Floating Rate:             In respect of each Party B
                                            Calculation Period, Sterling-LIBOR
                                            determined in respect of the first
                                            day of such Party B Calculation
                                            Period.

         Spread: * per cent. [for Party B Calculation Periods commencing prior to the Quarterly Interest Payment Date falling in * and * per cent. thereafter.]

         Party B Floating Rate Day
         Count Fraction:                    Actual/365 (Fixed)

Initial Exchange:

         Initial Exchange Date:             Effective Date

         Party A Initial
         Exchange Amount:                   GBP *

         Party B Initial
         Exchange Amount:                   USD *

Interim Exchange:

         Interim Exchange Dates:            Each Quarterly Interest Payment
                                            Date (other than the Termination
                                            Date) on which any of the Series 1
                                            CLASS C Eighth Issuer Notes are
                                            redeemed in whole or in part.

         Party A Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, an amount in Dollars equal to
                                            the amount of the Series 1 CLASS C
                                            Eighth Issuer Notes redeemed on
                                            such Interim Exchange Date.

         Party B Interim
         Exchange Amount:                   In respect of each Interim Exchange
                                            Date, the Sterling equivalent of
                                            the Party A Interim Exchange Amount
                                            for such Interim Exchange Date
                                            converted by reference to the
                                            Dollar Currency Exchange Rate.

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

Final Exchange:

         Final Exchange Date:               Termination Date

         Party A Final Exchange Amount:     An amount in Dollars equal to the
                                            principal amount outstanding of the
                                            Series 1 CLASS C Eighth Issuer
                                            Notes on the Final Exchange Date
                                            (before taking into account any
                                            redemption on such day).

         Party B Final Exchange Amount:     An amount in Sterling equal to the
                                            principal amount outstanding of the
                                            Series 1 CLASS C Eighth Issuer
                                            Notes on the Final Exchange Date
                                            (before taking into account any
                                            redemption on such day), converted
                                            by reference to the Dollar Currency
                                            Exchange Rate.

                                            If Party B does not have sufficient
                                            principal available pursuant to the
                                            Seventh Issuer Cash Management
                                            Agreement to pay the Party B Final
                                            Exchange Amount in full on the
                                            Final Exchange Date and accordingly
                                            pays only a part of the Party B
                                            Final Exchange Amount to Party A on
                                            such date, Party A will be obliged
                                            on such date to deliver only the
                                            Dollar Equivalent of such part of
                                            the Party B Final Exchange Amount,
                                            converted by reference to the
                                            Dollar Currency Exchange Rate.

2.       Deferral of Floating Amounts:

         If any payment of interest under the Series 1 CLASS C Seventh Issuer Notes is deferred in accordance with the terms and conditions of the Series 1 CLASS C Seventh Issuer Notes, a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount which, in each case, would otherwise be due in respect of the relevant Quarterly Interest Payment Date will be deferred.

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such will be deemed to include such amounts.

         On any subsequent occasion if any payment of interest under the Series 1 CLASS C Seventh Issuer Notes is deferred (including any payment of a previous shortfall of interest or any payment of interest on such shortfall) in accordance with the terms and conditions of the Series 1 CLASS C Seventh Issuer Notes, all or a corresponding part as determined by the Calculation Agent of the Party A Floating Amount and a pro rata part as determined by the Calculation Agent of the Party B Floating Amount will be deferred.

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

         The amount so deferred on the Party A Floating Amount will be payable on the next Party A Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party A Floating Rate (excluding the Spread)) and the Party A Floating Amount due on such date will be deemed to include such amounts.

         The amount so deferred on the Party B Floating Amount will be payable on the next Party B Payment Date (together with an additional floating amount which shall be accrued thereon as determined by the Calculation Agent at the applicable Party B Floating Rate (excluding the Spread)) and the Party B Floating Amount due on such date will be deemed to include such amounts.

[3.]     Account Details:

         Payments to Party A
         in Dollars:          Bank:              UBS AG, Stamford (UBSWUS33)

                              ABA Number:        026007993

                              Account Name:      UBS AG, London

                              Account Number.:   101-WA-140007-000

         Payments to Party A
         in Sterling:         Direct via UK Clearing/CHAPS

                              SWIFT:             UBSWGB2L

                              Sort Code:         23-23-23

         Payments to Party B
         in Dollars:          Bank:              Citibank, N.A., New York

                              Credit Account:    10990765

                              New York Swift:    CITIUS33

                              FAO:               Citibank, N.A., London

                              London Swift:      CITIGB2L

                              Reference:         GATS "Permanent Financing
                                                 (No. 8) PLC"

         Payments to Party B
         in Sterling:         Bank:              The Governor and Company of
                                                 the Bank of Scotland

                              Account Number:    06000056

                              Sort Code:         12-24-55

                              Account Name:      Permanent Financing (No. 8)
                                                 PLC Transaction Account

         It is agreed by the parties that payments made by Party A to the Principal Paying Agent in accordance with the settlement instructions, as detailed above, will be considered as absolute and conclusive discharge of Party A's obligations to Party B in respect of such payment, regardless of whether the Principal Paying Agent makes a payment in turn to Party B. This will continue to be the case until Party B changes its account in accordance with Section 2(b) of the Agreement.

4.       Notification to Party A

         For the purpose of making any determination or calculation hereunder, the Calculation Agent may rely on any information, report, notice or certificate delivered to it by the Eighth Issuer Cash Manager or Party B and the Calculation Agent will not be liable for any error, incompleteness or omission regarding such information.

         Party B or the Eighth Issuer Cash Manager acting on its behalf, will notify Party A of the amount of principal payments to be made on the Series 1 CLASS C Eighth Issuer Notes on each Quarterly Interest Payment Date no later than one (1) Business Day prior to such Quarterly Interest Payment Date.

[5.]     Notice Details:

         Party A:                UBS Limited

         Address:                100 Liverpool Street
                                 London
                                 EC2M 2RH

         Facsimile No.:          +44 20 7567 4406/+44 20 7568 9247

         Attention:              Credit Risk Management Documentation
                                 Unit Legal

         Party B:                Permanent Financing (No. 8) PLC

         Address:                Blackwell House
                                 Guildhall Yard
                                 London
                                 EC2V 5AE

         Facsimile Number:       020 7566 0975

         Attention:              The Secretary

         With a copy to: (i)     the Security Trustee:

         Name:                   The Bank of New York

         Address:                One Canada Square
                                 London
                                 E14 5AL

         Facsimile Number:       020 7964 6061/6399

         Attention:              Global Structured Finance

                      (ii)       HBOS Treasury Services plc

         Address:                33 Old Broad Street
                                 London
                                 EC2N 1HZ

         Facsimile Number:       020 7574 8784

         Attention:              Head of Capital Markets and Securitisation

Yours faithfully,

UBS LIMITED

By:
Name:
Title:

Confirmed as of the date first written:

PERMANENT FINANCING (NO. 8) PLC

By:
Name:
Title:

THE BANK OF NEW YORK

By:
Name:
Title:

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